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                                                                    EXHIBIT 31.1

                      CERTIFICATION PURSUANT TO SECTION 302
                        OF THE SARBANES-OXLEY ACT OF 2002

I, Christian Baha, President and Chief Executive Officer of Quadriga Capital Management, Inc., the general partner of Quadriga Superfund, L.P. (the "Fund"), do hereby certify that:

1. I have reviewed this report on Form 10-Q for the period ending September 30, 2003 (the "Report") of the Fund;

2. Based on my knowledge, the Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Report;

3. Based on my knowledge, the financial statements, and other financial information included in the Report, fairly present in all material respects the financial condition, results of operations and cash flows of the Fund as of, and for, the periods presented in the Report;

4. The Fund's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15e) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the Fund and we have:

         (i) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Fund, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which the Report is being prepared;

         (ii) designed such internal control over financing reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

         (iii) evaluated the effectiveness of the Fund's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

         (iv) disclosed in the report any change in the Fund's internal control over financial reporting that occurred during the Fund's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting; and

5. The Fund's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Fund's auditors and the audit committee of the Fund's board of directors (or persons performing the equivalent functions):

         (i) all significant deficiencies in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Fund's ability to record, process, summarize and report financial data and have identified for the Fund's auditors any material weaknesses in internal controls; and

         (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund's internal control over financial reporting.

                                           By: /s/Christian Baha
                                           -------------------------------------
                                           Christian Baha
                                           President and Chief Executive Officer
                                           November 12, 2003

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